                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                 AMENDMENT No. 1
                                       to
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             -----------------------

                          Date of Report: July 23, 1999

                                  PLEXUS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Wisconsin                         000-14824            39-1344447
          ---------                         ---------            ----------
(State or other jurisdiction               (Commission        (I.R.S. Employer
      of incorporation)                     File Number     Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin           54957-0156
-----------------------------------------           ----------
 (Address of principal executive offices)           (Zip Code)




               Registrant's telephone number, including area code:
                                 (920) 722-3451



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This amendment is being filed to include supplemental pro forma financial information, filed in Item 7(b), in addition to the pro forma financial information that was filed with the original Report on Form 8-K. This pro forma information supplements, rather than replaces, the information in the original Report. The information relates to Plexus' acquisition of SeaMED Corporation on July 23, 1999. In addition, certain unaudited financial information for SeaMED for its quarter ended June 30, 1999 is included in Item 5.

Item 5.   Other Information

          Set forth below is certain unaudited selected financial information for SeaMED Corporation as of and for the three months ended June 30, 1999 (in thousands):

Net sales                    $14,899
Gross profit                  (1,551)
Operating loss                (3,866)
Net loss                      (2,513)
Total assets                  41,545
Stockholders' equity          28,274

          Included in the above operating results is approximately $528,000 of pre-tax costs associated with severance and plant closings and consolidation.

Item 7.   Financial Statements and Exhibits

     (b)  Pro Forma Financial Information

          See "Index to Pro Forma Financial Statements--Plexus Corp." on the following page, and the Plexus unaudited pro forma condensed combined financial statements at pages 76 through 81 of the proxy statement/prospectus dated June 10, 1999, forming part of the Registration Statement on Form S-4 (No. 333-80287) of Plexus (the "Prospectus"), which are incorporated herein by reference. (These pages were filed as an exhibit to the original Report.)

          Plexus and SeaMED had differing fiscal year ends. Since the filing of the original Report, Plexus has confirmed the manner in which fiscal 1999 quarterly periods will be combined when it restates its financial statements to reflect the SeaMED acquisition. (Plexus discussed that review in its original Report on Form 8-K.) Plexus is now amending the Report to include supplemental interim period fiscal 1999 pro forma statements of income. This does not affect the pro forma March 31, 1999 balance sheet or the pro forma statements of income for full fiscal year periods.













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                          INDEX TO FINANCIAL STATEMENTS

                                                                                            Page No.
                                                                                          in Prospectus
                                                                                          -------------

PLEXUS CORP.

         Unaudited Pro Forma Condensed Combined Financial Information

                  Unaudited Pro Forma Condensed Combined Balance
                           Sheet at March 31, 1999                                                   76
                  Unaudited Pro Forma Condensed Combined Statements
                           of Income for the six months ended March 31, 1999
                           and 1998, and for the fiscal years ended September 30,
                           1998, 1997, and 1996                                                      77
                  Notes to Unaudited Pro Forma Condensed Combined
                           Financial Statements                                                      80


                  Supplemental Unaudited Pro Forma Condensed Combined Statements
                           of Income for the six months ended March 31, 1999                   Page F-1
                                                                                                 herein
                  Notes  to Supplemental Unaudited Pro Forma Condensed Combined
                           Financial Statements                                                Page F-2
                                                                                                 herein



















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SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

     The following unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Plexus and SeaMED giving effect to the merger, as if it had been effective as of the beginning of the periods indicated. This information should be read in conjunction with the historical consolidated financial statements, and notes, of both Plexus and SeaMED. The pro forma financial data presented below does not necessarily indicate the actual financial results which would have occurred if the merger had been completed on the dates indicated, or that may result in the future.

     SIX MONTHS ENDED MARCH 31, 1999

                                                                         PRO FORMA       PRO FORMA
                                                    Plexus    SEAMED    ADJUSTMENTS      COMBINED
                                                    ------    ------    -----------      ---------
                                                    (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales........................................  $205,117   $34,633                    $239,750
Cost of sales....................................   175,623    31,251     $ (445)(A)      206,306
                                                                            (123)(B)
                                                   --------   -------     ------         --------
Gross profit.....................................    29,494     3,382        568           33,444
Selling and administrative expenses..............    10,499     2,250        123(B)        12,872
                                                   --------   -------     ------         --------
Operating income.................................    18,995     1,132        445           20,572
Other, net.......................................       848       223                       1,071
                                                   --------   -------     ------         --------
Income before income taxes.......................    19,843     1,355        445           21,643
Income taxes.....................................     7,938       460        155(C)         8,553
                                                   --------   -------     ------         --------
Net income.......................................  $ 11,905   $   895     $  290         $ 13,090
                                                   ========   =======     ======         ========
Basic earnings per share.........................  $   0.79   $  0.16                    $   0.76
Diluted earnings per share.......................  $   0.73   $  0.16                    $   0.71
Weighted average shares outstanding:
  Basic..........................................    14,984     5,519     (3,311)(D)       17,192
  Diluted........................................    16,200     5,658     (3,395)(D)       18,463

                 See Notes to Supplemental Unaudited Pro Forma
                    Condensed Combined Financial Statements.

                                       F-1
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NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

1. PENDING MERGER WITH SeaMED.

     On July 23, 1999, Plexus completed the acquisition of SeaMED in a merger transaction, based upon an exchange formula set forth in the related merger agreement. Each SeaMED share was converted into 0.4 Plexus shares.

         The supplemental unaudited pro forma condensed combined statements of income for all periods presented give effect to the merger as if it had occurred on October 1, 1995. SeaMED had a fiscal year that ends on the Thursday closest to June 30 of each year. For purposes of the supplemental unaudited pro forma condensed combined statements of income. SeaMED's statements of income for the six months ended March 31, 1999 have been combined with Plexus' consolidated statements of income for the six months ended March 31, 1999. This presentation has the effect of excluding SeaMED's results of operations for the three months ended September 30, 1998 in the unaudited pro forma condensed combined statements of income. Unaudited net sales and net income for SeaMED were $19,376,000 and $1,129,000, respectively, for the three months ended September 30, 1998. SeaMED's results of operations for this period are reflected in shareholders' equity in the unaudited pro forma condensed combined balance sheet at March 31, 1999.

2. ACCOUNTING TREATMENT.

     The pro forma condensed combined financial statements have been prepared using the pooling of interests method of accounting to give effect to the merger. As a result of the use of the pooling of interests method of accounting for the acquisition, past consolidated financial statements of Plexus are being restated, and therefore the pro forma condensed combined financial statements have been restated to reflect the acquisition as if it had occurred prior to the dates of the statements. The computations of weighted average shares outstanding include the conversion of shares of SeaMED common stock into shares of Plexus common stock and the conversion of options to purchase SeaMED common stock into options to purchase Plexus common stock.

3. EXPLANATION OF PRO FORMA ADJUSTMENTS.

     The pro forma adjustments are as follows:

     (A) Adjustment to conform inventory valuation accounting principle used by SeaMED to the inventory valuation accounting principle utilized by Plexus. SeaMED inventories include burden applied to raw materials when such materials are purchased. Plexus records similar costs as period costs. The effect of the adjustment is to remove these costs from SeaMED's total inventory value.

     (B) Adjustment to reclassify certain salaries and wages of SeaMED to the classification of similar costs utilized by Plexus. SeaMED's accounting policy for recording all bonuses

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         classifies the amount as selling and administrative expense. Plexus'
         accounting policy for recording bonuses classifies the amount based on the classification of the salaries and wages of these employees receiving the bonus. As a result, a portion of Plexus' bonus is classified as costs of goods sold. Therefore, for conformance purposes, this adjustment reclassifies certain SeaMED bonuses to costs of goods sold.

     (C) Adjustment to record the effect on income taxes of adjustment (A) above.

     (D) Adjustment to reflect the conversion rate of 0.4 shares of Plexus common stock issued for each share of SeaMED common stock.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 30, 1999           /s/ John L. Nussbaum
                                    --------------------------------------------
                                    John L. Nussbaum
                                    President and Chief Operating Officer





































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